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                                                                        Ex. 10.8

                  SEVENTH AMENDMENT TO ASSET PURCHASE AGREEMENT

     THIS SEVENTH AMENDMENT TO ASSET PURCHASE AGREEMENT ("Amendment') is made and entered into as of January __, 2005, by and between SILVERLEAF RESORTS, INC., a Texas corporation ("Seller"), and ALGONQUIN WATER RESOURCES OF TEXAS, LLC, a Texas limited liability company; ALGONQUIN WATER RESOURCES OF MISSOURI, LLC, a Missouri limited liability company; ALGONQUIN WATER RESOURCES OF ILLINOIS, LLC, an Illinois limited liability company; ALGONQUIN WATER RESOURCES OF AMERICA, INC., a Delaware corporation; and .ALGONQUIN POWER INCOME FUND, a Canadian income trust (collectively, the "Purchaser").

                                   WITNESSETH

     WHEREAS, as of August 29: 2004, Seller and Purchaser entered into that certain Asset Purchase Agreement (the "Agreement") pursuant to which Seller agreed to sell and Purchaser agreed to purchase certain water and sewer facilities owned by Seller (the "Real Property"); and

     WHEREAS, pursuant to a First Amendment to Asset Purchase Agreement dated October 12, 2004, a Second Amendment to Asset Purchase Agreement dated October 20, 2004, a Thired Amendment to Asset Purchase Agreement dated November 10, 2004, a Fourth Amendment to Asset Purchase Agreement dated November 12, 2004, a Fifth Amendment to Asset Purchase Agreement dated November 16, 2004, and a Sixth Amendment to Asset Purchase Agreement dated November 30, 2004, Seller and Purchaser agreed on certain modifications to the terms and conditions of the Agreement (hereinafter the Agreement as modified is referred to as the "Agreement"); and

     WHEREAS, Seller and Purchaser desire to further modify the terms and conditions of the Agreement to extend the deadline for closing of the Agreement;

     NOW, THEREFORE, in consideration of the mutual, promises and covenants contained herein, and other good and valuable consideration, the receipt, accuracy and sufficiency of which is hereby acknowledged, Seller and Purchaser hereby agree as follows:

          l. Notwithstanding anything to the contrary contained in the Agreement, Seller and Purchaser hereby agree that the closing of the Agreement shall occur on or before March 15, 2005.

     Except as specifically set forth above, all terms and conditions of the Agreement shall remain in full force and effect. All capitalized terms not otherwise defined herein shall have the meaning given to such terms in the Agreement.

     IN WITNESS WHEREOF, the undersigned have executed this Amendment under seal, as of the date and year first above written.

                                        SELLER:

                                        SILVERLEAF RESORTS, INC.,
                                        a Texas corporation


                                        By: /S/ ROBERT E. MEAD
                                            ------------------------------------
                                        Name: Robert E. Mead
                                        Its: CEO

                                        PURCHASER:

                                        ALGONQUIN WATER RESOURCES OF TEXAS, LLC, a Texas limited liability company


                                        By: /S/ IAN ROBERTSON
                                            ------------------------------------
                                        Its: Authorized Signing Officer
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                                        ALGONQUIN WATER RESOURCES OF MISSOURI,
                                        LLC, a Missouri limited liability
                                        company


                                        By: /S/ IAN ROBERTSON
                                            ------------------------------------
                                        Its: Authorized Signing Officer


                                        ALGONQUIN WATER RESOURCES OF ILLINOIS,
                                        LLC, an Illinois limited liability
                                        company


                                        By: /S/ IAN ROBERTSON
                                            ------------------------------------
                                        Its: Authorized Signing Officer


                                        ALGONQUIN WATER RESOURCES OF AMERICA,
                                        INC., a Delaware corporation


                                        By: /S/ IAN ROBERTSON
                                            ------------------------------------
                                        Its: Authorized Signing Officer


                                        ALGONQUIN POWER INCOME FUND,
                                        a Canadian income trust


                                        By its Manager,


                                        ----------------------------------------


                                        ALGONQUIN POWER MANAGEMENT, INC.


                                        By: /S/ IAN ROBERTSON
                                            ------------------------------------
                                        Its: Authorized Signing Officer